    As filed with the Securities and Exchange Commission on November 2, 2001


================================================================================

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     Information required in Proxy Statement

                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by Registrant   [X]
Filed by a Party other than the Registrant   [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material under Rule 14a-12

                              CENTURION FUNDS, INC.
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
       ------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------

================================================================================

                                                               November 2, 2001

                                IMPORTANT NEWS

FOR SHAREHOLDERS OF CENTURION U.S. CONTRA FUND, A SERIES OF CENTURION FUNDS,
                                     INC.

   While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund which require a shareholder vote.

Q&A:QUESTIONS AND ANSWERS

Q. WHY DID I RECEIVE THIS PROXY STATEMENT?

A. You received this Proxy Statement because you are a shareholder of the Centurion U.S. Contra Fund ("Contra Fund"). Part of your investment portfolio managed by Centurion Capital Management Corp. ("Centurion Management") is invested in Contra Fund. The investment manager for the Contra Fund is Centurion Trust Company ("Centurion Trust") and the sub-adviser is Credit Suisse Asset Management, LLC ("Credit Suisse"). Centurion Trust and Centurion Management are wholly-owned subsidiaries of Centurion Capital Group Inc. ("Centurion Capital").

Q. WHAT IS HAPPENING?

A. The owners of Centurion Capital have entered into an agreement to sell Centurion Capital to GE Financial Assurance Holdings, Inc. ("GE Financial"), a wholly-owned subsidiary of General Electric Company (the "Acquisition").
   In order for Centurion Trust to continue as investment manager of your Contra Fund following the completion of the sale to GE Financial, it is necessary for the Contra Fund's shareholders to approve a new investment management agreement. In addition, in order for Credit Suisse to continue as an investment sub-adviser to the Contra Fund under a contract with Centurion Trust, it is necessary for Contra Fund's shareholders to approve a new investment sub-advisory agreement between Credit Suisse and Centurion Trust. The following pages give you additional information on the proposed new investment management and sub-advisory agreements, and certain other matters.

   You are also being asked to elect directors of Centurion Funds, Inc. (the "Company"). THE BOARD OF DIRECTORS OF YOUR FUND, INCLUDING THOSE DIRECTORS WHO ARE NOT AFFILIATED WITH

   THE COMPANY OR CENTURION TRUST, RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.

Q. WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS?

A. Contra Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), which requires that any investment advisory agreement for a mutual fund terminate automatically if the investment adviser experiences a change in control. The 1940 Act requires shareholders of the Contra Fund to vote on and approve a new investment management agreement and a new investment sub-advisory agreement. It is designed to ensure that shareholders have a say in the company or persons that manage the Contra Fund.

   GE Financial expects to complete the Acquisition before the end of this year, and no later than February 28, 2002. Prior to that date it is proposed that shareholders of the Contra Fund approve the new investment management and sub-advisory agreements in order to allow Centurion Trust to provide investment management services and Credit Suisse to provide investment sub-advisory services to the Contra Fund following the Acquisition.

Q. HOW WILL THE TRANSACTION AFFECT ME AS A FUND SHAREHOLDER?

A. Your Fund and your Fund's investment objective will not change. You will still own the same shares in the Fund. The terms of the new investment management and sub-advisory agreements are substantially identical to the current agreements, except for the effective and termination dates. Moreover, GE Financial does not intend to make any significant changes to Centurion Trust's employee base and there will be no change in the personnel of Credit Suisse.

Q. WILL THE INVESTMENT ADVISORY AND SUB-ADVISORY FEES REMAIN THE SAME?

A. Yes.

Q. WHY ARE NEW NOMINEES STANDING FOR ELECTION TO THE BOARD OF DIRECTORS?

A. The current directors have each determined not to stand for reelection to the Board. The nominees have been put forward for election because

   GE Financial has recommended, and the Board of Directors has determined that shareholder interests can be more efficiently and effectively represented by common board members with responsibility for overseeing substantially all the mutual funds that GE Asset Management Incorporated, an affiliate of GE Financial, acts as an investment adviser. GE Financial believes that common board members should provide certain administrative and operational efficiencies and potential future cost savings for both the Contra Fund and GE Financial.

Q. HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

A. After careful consideration, the Board of Directors of the Contra Fund, including those who are not affiliated with the Company, Centurion Capital, Centurion Trust or GE Financial, recommend that you vote in favor of all the proposals on the enclosed proxy card.

Q. WHOM DO I CALL FOR MORE INFORMATION?

A. If you need more information, please call Alamo Direct, your Fund's proxy solicitor, at 1-866-606-0474.

Q. HOW CAN I VOTE MY SHARES?

A. Please choose one of the following options to vote your shares:

   . By mail, with the enclosed proxy card;

   . By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to Alamo Direct, the Funds' proxy solicitor, at 1-866-606-0474;

   . By faxing the enclosed proxy card to Alamo Direct, Attn: Proxy Department, at 1-888-796-9932;

   . Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

   . In person at the annual meeting.

Q. WILL THE FUND PAY FOR THIS PROXY SOLICITATION AND LEGAL COSTS ASSOCIATED WITH THESE PROPOSALS?

A. No. Centurion Trust or its affiliates will bear these costs.

                         ***YOUR VOTE IS IMPORTANT***
PLEASE SIGN AND MAIL THE ENCLOSED PROXY PROMPTLY IN ORDER TO BE REPRESENTED AT
                                 THE MEETING.

                             CENTURION FUNDS, INC.
                          Centurion U.S. Contra Fund
                      2425 East Camelback Road, Suite 530
                          Phoenix, Arizona 85016-4200

               ------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

               ------------------------------------------------

   Please take notice that an Annual Meeting of shareholders ("Annual Meeting") of Centurion U.S. Contra Fund (the "Fund"), a series of Centurion Funds, Inc. (the "Company"), will be held at the offices of Centurion Trust Company, the Fund's investment manager ("Centurion"), 2425 East Camelback Road, Suite 530, Phoenix, Arizona 85016-4200, on December 6, 2001, at 10:00 a.m., local time, for the following purposes:

    1. To approve or disapprove a new investment management agreement as it relates to the Fund permitting Centurion to continue as investment manager under terms and conditions substantially identical to the current agreement (Proposal No. 1);

    2. To approve or disapprove a new investment sub-advisory agreement as it relates to the Fund permitting Credit Suisse Asset Management, LLC to continue as investment sub-adviser of the Fund under terms and conditions substantially identical to the current agreement (Proposal No. 2);

    3. To elect Four Directors to the Board of Directors of the Company (Proposal No. 3); and

    4. To transact such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.

   The appointed proxies, in their discretion, will vote on any other business as may properly come before the Annual Meeting or any adjournments thereof.

   Holders of record of shares of the Fund at the close of business on October 26, 2001 are entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Annual Meeting.

The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against the proposals.

                            By order of the Board of Directors,

                            CARYN WESTMAN
                            Secretary

November 2, 2001

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH ON THE FOLLOWING PAGE. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

      3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                Valid Signature
------------                                ---------------

Corporate Accounts
   (1) ABC Corp...................... ABC Corp.
   (2) ABC Corp...................... John Doe, Treasurer
   (3) ABC Corp.
       c/o John Doe, Treasurer....... John Doe
   (4) ABC Corp. Profit Sharing Plan. John Doe, Trustee

Trust Accounts
   (1) ABC Trust..................... Jane B. Doe, Trustee
   (2) Jane B. Doe, Trustee
       u/t/d 12/28/78................ Jane B. Doe

Custodial or Estate Accounts
   (1) John B. Smith, Cust.
       f/b/o John B. Smith, Jr. UGMA. John B. Smith
   (2) Estate of John B. Smith....... John B. Smith Jr., Executor

                             CENTURION FUNDS, INC.
                          Centurion U.S. Contra Fund
                      2425 East Camelback Road, Suite 530
                          Phoenix, Arizona 85016-4200

                                PROXY STATEMENT

                    FOR THE ANNUAL MEETING OF SHAREHOLDERS

                        To Be Held on December 6, 2001

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Centurion Funds, Inc. (the "Company"), on behalf of Centurion U.S. Contra Fund (the "Fund"), a series of the Company, for use at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held at the offices of Centurion Trust Company, the Fund's investment manager ("Centurion" or the "Manager"), 2425 East Camelback Road, Suite 530, Phoenix, Arizona 85016-4200, on December 6, 2001, at 10:00 a.m., local time. The purpose of the Meeting and the proposals to be voted on are set forth in the accompanying Notice of Annual Meeting of Shareholders.

   If the accompanying proxy card is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If, however, no instructions are specified, shares will be voted 'FOR' Proposals 1, 2 and 3. Should any other matter requiring a vote of shareholders arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Fund. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Company or by attendance at the Meeting.

   When the Fund records votes by telephone or through the internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

   Approval of Proposals 1 and 2 requires an affirmative vote of a "majority of the outstanding voting securities" of the Fund. A "majority of the outstanding voting securities", as defined in the Investment Company Act of 1940, as amended (the "1940 Act") and as used in this Proxy Statement, means the vote of 67% or more of the voting securities entitled to vote on the proposals that are present at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities entitled to vote on the proposals, whichever is less.

   Approval of Proposal 3 requires a plurality of all of the votes cast at the Meeting.

   The presence in person or by proxy of the holders of at least one-third of the votes of the Fund shall be necessary and sufficient to constitute a quorum for the transaction of business at the Meeting. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy and the persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposals and will vote against any such adjournment those proxies to be voted against the proposals. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. In the case of Proposals 1 and 2, abstentions and broker non-votes will have the effect of a "no" vote because approval of the Proposals requires an affirmative vote and abstentions and broker non-votes are not affirmative votes. In the case of Proposal 3, abstentions and broker non-votes will have no effect because approval of the Proposal requires a plurality of the votes cast and abstentions and broker non-votes will not be considered as votes cast. Accordingly, shareholders are urged to forward their voting instructions promptly.

   The Board of Directors has fixed the close of business on October 26, 2001 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting. Each share will be entitled to one vote and any fractional share is entitled to a fractional vote at the Meeting. It is expected that the Notice of Annual Meeting, proxy statement, and proxy card as well as the Annual Report of the Company with respect to the Fund for the fiscal year ended September 30, 2001 will be mailed to shareholders on or about November 5, 2001. The Fund's Annual Report is not to be regarded as proxy-soliciting material.

   Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, Centurion, Smith Barney Fund Management LLC, the administrator of the Fund, or Alamo Direct ("Alamo"), a proxy solicitation firm that has been retained by the Fund and which will receive a fee of approximately $23,000. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment of Alamo for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by Centurion or its affiliates.

   As of the close of business on the Record Date, 1,793,870.625 shares of the Fund were issued and outstanding. As of the Record Date, Centurion held of record 1,793,870.625 shares (100%) of the Fund. The shares of the Fund held of record by Centurion are owned beneficially by clients of Centurion. Centurion does not intend to exercise discretionary power to vote such shares. As of the Record Date, the officers and Directors of the Company beneficially owned less than 1% of the issued and outstanding shares of the Fund.

   The Fund provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for the Fund and a copy of any more recent semiannual report, without charge, by calling the Fund at (800) 451-2010 or by writing to the Fund, 2425 East Camelback Road, Suite 530, Phoenix, Arizona 85016-4200.

         PROPOSAL 1: APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT

   Centurion currently acts as the investment manager to the Fund pursuant to an investment management agreement entered into between the Fund and Centurion (the "Current Investment Management Agreement"). On October 3, 2001, GE Financial Assurance Holdings, Inc. ("GEFA") entered into a Purchase Agreement with Centurion Capital Group Inc. ("Centurion Capital"), the parent company of Centurion, and certain officers, directors and shareholders of Centurion Capital (the "Purchase Agreement"). Under the terms of the Purchase Agreement, GEFA will acquire Centurion Capital (the "Acquisition").

   The consummation of the Acquisition would constitute an "assignment," as that term is defined in the 1940 Act, of the Fund's Current Investment Management Agreement. As required by the 1940 Act, the Current Investment Management Agreement provides for its automatic termination in the event of its assignment. In anticipation of the Acquisition, a new investment management agreement (the "New Investment Management Agreement") between the Fund and Centurion containing terms and conditions (including fees for services) substantially identical to the Current Investment Management Agreement is being proposed for approval by shareholders of the Fund to take effect upon consummation of the Acquisition.

   At a meeting held on October 22, 2001, the Board of Directors, a majority of whom were not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party (the "Disinterested Directors"), unanimously approved the New Investment Management Agreement. See "The Current Investment Management Agreement" and "The New Investment Management Agreement."

   The Board of Directors unanimously recommends that shareholders approve the New Investment Management Agreement for the Fund. A form of the New Investment Management Agreement is attached as Appendix A.

Information About Centurion, Centurion Capital and GEFA

   Centurion is a wholly owned subsidiary of Centurion Capital. Centurion is an independent trust company organized under the laws of the State of Arizona in 1994. It is registered as an investment adviser under the Investment Advisers Act of 1940. With more than $1.75 billion under management and administration, Centurion and its affiliates provide a full range of custodial, investment and trust products and services to their customers. Information about Centurion's directors and principal executive officers, including those who are also officers of the Fund is presented in Appendix B.

   Upon the consummation of the Acquisition, Centurion Capital will be a wholly owned subsidiary of GEFA. Centurion Capital is a holding company organized under the laws of the State of Arizona, with its principal office located at 875 Prospect Street, Suite 311, La Jolla, CA 92037.

   GEFA, a wholly owned subsidiary of General Electric Company, is a family of investment and insurance companies dedicated to helping financial advisors and consumers in the creation, preservation, and protection of personal wealth. Headquartered in Richmond, Virginia, GEFA operates in 17 countries and has more than $110 billion of assets under management.

The Current Investment Management Agreement

   Centurion currently serves as the investment manager to the Fund pursuant to the Current Investment Management Agreement. The Current Investment Management Agreement was last approved by the Board on May 18, 2001 and by the sole shareholder of the Fund on November 24, 1998. The provisions of the New Investment Management Agreement and the Current Investment Management Agreement are identical except for the commencement and termination dates.

   Service Provided. The Current Investment Management Agreement provides that the Manager manage the investment and reinvestment of the Fund's assets in accordance with the Fund's investment objective and policies, make investment decisions for the Fund, and arrange for the purchase or sale of portfolio securities and other assets. The Manager may engage an investment sub-adviser to provide advisory services in respect of the Fund and may delegate to such investment sub-adviser certain responsibilities.

   Under the Current Investment Management Agreement, the Fund pays registration and filing fees to the Securities and Exchange Commission and state regulatory authorities. The Fund pays all other expenses not assumed by Centurion, including the management fees, custody, transfer, and dividend disbursing expenses, legal and auditing costs, fees and expenses of Directors who are not affiliated with Centurion, costs of printing prospectuses, statements of additional information and shareholder reports to existing shareholders, costs of maintenance of corporate existence, and interest charges, taxes, brokerage fees, and commissions.

   The Current Investment Management Agreement provides for termination at any time without penalty with respect to the Fund on sixty days' prior written notice by the Directors or by vote of holders of a majority of the Fund's outstanding voting securities or upon 90 days' written notice, by the Manager and will automatically terminate in the event of its assignment. The Current Investment Management Agreement provides that the Manager shall not be liable thereunder for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the services provided by the Manager under the Agreement, except that nothing in the Agreement will protect the Manager against any liability for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the Manager's reckless disregard of its obligations and duties under the Agreement. Notwithstanding any indemnification provision in the Current Investment Management Agreement, the 1940 Act and the Investment Advisers Act of 1940 limit the circumstances under which an investment adviser may be indemnified.

   The terms of the Current Investment Management Agreement permit the Manager to serve as investment manager to other persons, firms or corporations, including other investment companies.

   Fees. For the services provided and expenses borne by Centurion under the Current Investment Management Agreement, Centurion is paid a fee that is accrued daily and paid monthly at the annual rate of 1.20% of the average daily net assets of the Fund, from which it must pay the investment sub-adviser, if any. For the fiscal year ended September 30, 2001, Centurion was paid an aggregate fee of $581,151, before fees paid to the investment sub-adviser.

Brokerage Commissions

   For the most recently completed fiscal year, the aggregate amount of commissions paid to Salomon Smith Barney Inc. ("SSB") was $27,674, which represents 100% of the Fund's aggregate brokerage commissions. The Company had two other funds that were liquidated prior to the Record Date of this Meeting. For the most recently completed fiscal year, these two funds paid $99,527 in brokerage commissions, and 38.1% of which were paid to SSB. SSB, which is under common control with the Fund's administrator, Smith Barney Fund Management LLC ("SBFM"), is an affiliated broker because it is also the Fund's principal underwriter.

The New Investment Management Agreement

   The following summary of the proposed New Investment Management Agreement between the Fund and Centurion is qualified in its entirety by reference to the form thereof which is attached hereto as Appendix A.

   Service Provided. The New Investment Management Agreement provides for services identical to the Current Investment Management Agreement.

   If approved by the shareholders of the Fund, the New Investment Management Agreement shall continue in effect for such Fund for an initial two-year period, and from year to year thereafter, subject to termination as hereinafter provided, if such continuance is specifically approved at least annually (i) by a vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of the Directors, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by a vote of a majority of the Directors who are not parties to the New Investment Management Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The New Investment Management Agreement, like the Current Investment Management Agreement, will terminate automatically upon its assignment and is terminable at any time without penalty by a vote of the Directors or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) on 60 days' written notice to the Manager or upon 90 days written notice, by the Manager.

   Fees. As compensation for services provided and the expenses borne by Centurion under the New Investment Management Agreement, the Fund will pay Centurion the same rate of fees as is paid to Centurion under the Current Investment Management Agreement.

The Terms of the Purchase Agreement

   Under the Purchase Agreement, GEFA will pay up to $101 million for all of the outstanding equity interests of Centurion Capital. The purchase price includes an initial cash payment of $89 million (which may be adjusted) payable at the closing of the Acquisition, an escrow of $6 million to cover certain contingencies, and additional contingent consideration of up to $6 million payable based on the level of assets under management of Centurion Capital at December 31, 2002. GEFA will also pay to the holders of the equity interests of Centurion Capital an amount relating to certain tax benefits resulting from the settlement and cancellation of stock options previously issued by Centurion Capital.

   The consummation of the Acquisition is subject to a number of conditions, including but not limited to: the absence of any order, injunction, decree or governmental proceeding preventing the closing of the Acquisition; the continued accuracy of the representations and warranties and the performance by the parties of their pre-closing obligations contained in the Purchase Agreement; the consent to the assignment or deemed assignment of advisory agreements resulting from the Acquisition by Centurion Capital advisory clients whose contracts provide for the management of at least 80% (or approximately $1.52 billion) of assets under management as of the date of the signing of the Purchase Agreement (excluding for such purpose fluctuations in market value of assets under management); the approval of the governing Board and shareholders of the Fund of the matters set forth in proposals 1 and 3 of this proxy statement; the Standard & Poors 500 Composite Stock Index shall not be at or below 840 points on the day prior to the

Closing; repayment by Centurion Capital of a portion of its bank indebtedness and the release by such bank of its security interests in the equity interests of Centurion Capital; and all necessary regulatory approvals shall have been received. GEFA does not have any financing contingency. Each of the foregoing and other conditions may be waived in whole or in part in connection with the Acquisition. The Acquisition is expected to close in the fourth quarter of 2001 (but in no event later than February 28, 2002), although there is no assurance that it will be consummated.

   The Purchase Agreement provides that GEFA will not take any action not contemplated by the Purchase Agreement that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) of the 1940 Act to not be met in respect of the Acquisition. In addition, the Purchase Agreement provides that as of the closing of the Acquisition, the governing Board of the Fund shall be composed of four directors who are acceptable to GEFA.

   Mr. Gerard P. Dipoto, Jr., a current director of the Fund, is an option holder of Centurion Capital and will share in the purchase price received by the shareholders and option holders of Centurion Capital. Mr. Dipoto will enter into a retention agreement with GEFA providing for the payment to him of a retention bonus for a period of three (3) years after closing to induce him to continue his employment with Centurion. Mr. Dipoto will also enter into a noncompetition agreement prohibiting him from competing with Centurion Capital for a period of two years after termination of employment.

Section 15(f)

   Section 15(f) provides a non-exclusive safe harbor that permits an investment manager to an investment company or any affiliated persons to receive any amount or benefit in connection with a "change in control" of the investment manager as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on investment company clients of the manager as a result of the transaction, or any express or implied terms, conditions or understandings applicable to the transaction. The term "unfair burden" (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment manager (or predecessor or successor manager), or any "interested person" (as defined in the 1940 Act) of any such manager, receives or is entitled to receive any compensation, directly or indirectly, from such an investment company or its security holders (other than fees for bona fide investment management or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company. The Board has been advised that Centurion, Centurion Capital and GEFA are aware of no circumstances arising from the Acquisition that might result in an unfair burden being imposed on the Fund.

   The second condition of Section 15(f) is that during the three-year period after the transaction, at least 75% of each such investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the investment manager (or predecessor or successor adviser). GEFA and each of the other parties to the Acquisition have agreed to use their reasonable best efforts to ensure compliance with Section 15(f) as it applies to the Acquisition during the applicable time periods.

Evaluation by the Board

   In connection with approving the New Investment Management Agreement, the Board of Directors held a meeting on October 22, 2001. At the meeting, the Board reviewed materials furnished by Centurion and GEFA and discussed the proposed Acquisition with Mr. Dipoto and a representative of GEFA. Mr. Dipoto outlined the various reasons why Centurion believes that the Acquisition will benefit the Fund and Centurion, specifically noting that being part of a larger financial organization would strengthen Centurion's technological, research and investment capabilities. Centurion and GEFA also presented information about the terms of the Acquisition, and the strong financial incentives designed to retain key employees. The Board learned that the Fund's existing portfolio management team and supporting investment professionals were expected to remain with the firm and to continue to manage the Fund.

   At the meeting, the Board considered the possible effects of the Acquisition upon Centurion and the Fund, and upon the ability of Centurion to provide investment advisory services to the Fund. The GEFA representative attending the meeting represented to the Board GEFA's current intention that: (i) the Fund will be maintained and operated as a separate mutual fund and will not be consolidated with funds advised by other subsidiaries of GEFA, and (ii) Centurion will be maintained as a separate subsidiary of GEFA and will continue to provide investment management services to the Fund and to other investment advisory clients of Centurion. He stated his expectation that shares of the Fund will be distributed through affiliated broker-dealers and described the financial and other resources available to Centurion, after giving effect to the Acquisition, that will be available to ensure quality client and other services.

   In evaluating the New Investment Management Agreement, the Board took into account that the Fund's New Investment Management Agreement, including the terms relating to the services to be provided thereunder by Centurion and the fees and expenses payable by the Fund, are identical to those applicable under the Current Investment Management Agreement. The Board considered the skills and capabilities of Centurion, the presentations of GEFA described above, and the representations of officers of GEFA that no material adverse change was planned in the current management or facilities of Centurion as a result of the Acquisition.

The Board also considered the reputation, expertise and resources of GEFA and its affiliates in domestic and international financial markets. The Board considered the continued employment of members of senior management of Centurion and agreements to help assure the continuity of the personnel primarily responsible for maintaining the quality of investment management and other services for the Fund. The Directors considered the possible benefits Centurion may receive as a result of the Acquisition.

   The Board considered the effects of Centurion becoming an affiliated person of GEFA and how that will affect the Fund. Following the Acquisition, the 1940 Act will prohibit or impose certain conditions on the ability of the Fund to engage in certain transactions with GEFA and its affiliates and prohibit the purchase of securities issued by General Electric Company. No commissions were paid by the Fund to GE-affiliated broker-dealers during its most recently completed fiscal year.

   The Board, including the Disinterested Directors, concluded that if the Acquisition occurs, entry by the Fund into a New Investment Management Agreement will be in the best interests of the Fund and its shareholders. The Board, including the Disinterested Directors, unanimously approved the New Investment Management Agreement for the Fund and unanimously recommended such agreement for approval by the shareholders of the Fund at the Meeting. Subject to its receipt of such approval, the New Investment Advisory Agreement would take effect upon the closing of the Acquisition. The New Investment Management Agreement will continue in effect until the second anniversary of its effective date and thereafter for successive annual periods as long as such continuance is approved in accordance with its terms and applicable provisions of the 1940 Act.

Service Providers

   The Fund's current principal underwriter and distributor is SSB, located at 388 Greenwich Street, New York, NY 10013. Effective on the closing date of the Acquisition, the Board has approved a Distribution Agreement with GE Investment Distributors, Inc. ("GEID"), replacing the Distribution Agreement with SSB. GEID is located at 777 Long Ridge Road, Building B, Stamford, CT 06927. SSB acting through its Consulting Group Division currently provides non-advisory consulting services to the Fund, for which SSB receives a fee at an annual rate of 0.05% of the Fund's average daily net assets. In light of the proposed Acquisition and the Company's reorganization, SSB will cease to be a consultant to the Fund on December 6, 2001. The Fund's administrator is and will continue to be SBFM, located at 666 Fifth Avenue, New York, NY 10103. The Fund pays SBFM a fee at an annual rate of 0.20% of the Fund's average daily net assets or $50,000, whichever amount is greater.

Required Vote

   In order to be approved by shareholders of the Fund, the New Investment Management Agreement must be approved by the holders of a majority of the outstanding voting securities of the Fund, which is defined in the 1940 Act as the lesser of (i) 67% or more of such shares present at the Meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

   In the event shareholder approval of a New Investment Management Agreement for the Fund is not obtained, the Directors will take such action as they deem to be in the best interests of the Fund and its shareholders.

                 THE BOARD OF DIRECTORS OF THE FUND, INCLUDING
                    THE DISINTERESTED DIRECTORS, RECOMMENDS
                         THAT YOU VOTE FOR PROPOSAL 1.

        PROPOSAL 2: APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT

   As investment manager to the Fund, Centurion is a party to the investment sub-advisory agreement that it has entered into with Credit Suisse Asset Management, LLC ("CSAM") (the "Current Investment Sub-Advisory Agreement"). The Acquisition has no effect on CSAM or on the services that it is and has been providing to the Fund.

   As is the case with the Current Investment Management Agreement, consummation of the Acquisition would constitute an "assignment" of the Current Investment Sub-Advisory Agreement, as that term is defined in the 1940 Act, merely because Centurion is a party to it. As a result, the Current Investment Sub-Advisory Agreement will terminate upon consummation of the Acquisition and, therefore, in anticipation of the Acquisition a new investment sub-advisory agreement (the "New Investment Sub-Advisory Agreement") between Centurion and CSAM containing terms and conditions (including fees for services) substantially identical to the Current Investment Sub-Advisory Agreement is being proposed for approval by shareholders of the Fund to take effect upon consummation of the Acquisition.

   The Board, including the Disinterested Directors, recommends that shareholders approve the New Investment Sub-Advisory Agreement for the Fund. A form of the New Investment Sub-Advisory Agreement is attached as Appendix C.

The Current Investment Sub-Advisory Agreement

   CSAM currently acts as the investment sub-adviser to the Fund pursuant to the Current Investment Sub-Advisory Agreement. The Current Investment Sub-Advisory Agreement was last approved by the Board on May 18, 2001 and by the sole shareholder of the Fund on November 24, 1998.

   Service Provided. The Current Investment Sub-Advisory Agreement provides that, subject to the oversight and review of Centurion and the Board, CSAM manages the investment and reinvestment of the assets of the Fund (the "Allocated Assets"). Specifically, CSAM determines the investments to be purchased or sold with respect to the Allocated Assets, employs professional portfolio managers and securities analysts who provided research services to the Fund, provides Centurion with records concerning its activities which Centurion or the Fund is required to maintain and renders regular reports to Centurion and to officers and Directors of the Fund.

   Under the Current Investment Sub-Advisory Agreement, CSAM is responsible for all expenses incurred by it and its staff in the performance of its duties (including the payment of salaries of all officers and employees who were employed by it), which does not include expenses of the Fund, such as brokerage fees and commissions.

   The Current Investment Sub-Advisory Agreement provides for termination at any time without penalty (i) by the Manager on sixty days' written notice to CSAM and the Fund; (ii) at any time by vote of a majority of the Board or by vote of the majority of the Fund's outstanding voting securities, upon notice to the Manager and CSAM; (iii) by CSAM at any time upon sixty days' written notice to the Manager and the Fund; or (iv) will terminate automatically in the event of its assignment. The Current Investment Sub-Advisory Agreement provides that CSAM shall not be liable for any errors of judgment or mistakes of law or for any loss suffered by the Manager or the Fund except that CSAM will be liable for a loss arising out of a breach of fiduciary duty by it with respect to the receipt of compensation for services; provided that nothing in the Agreement will protect CSAM against liability to the Manager, or the Fund or the Fund shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties under the Agreement.

   Notwithstanding any indemnification provision in the Current Investment Sub-Advisory Agreement, the 1940 Act and the Investment Advisers Act of 1940 limit the circumstances under which an investment adviser may be indemnified.

   The terms of the Current Investment Sub-Advisory Agreement permit CSAM to serve as investment sub-adviser to other persons, firms or corporations, including other investment companies.

   Fees. In return for the services provided, under the Current Investment Sub-Advisory Agreement, Centurion pays CSAM a fee, computed daily and paid monthly at the annual rate of 0.85% of the average daily net assets of the Fund. For fiscal year ended September 30, 2001, CSAM was paid an aggregate fee of $411,649.

The New Investment Sub-Advisory Agreement

   The following summary of the New Investment Sub-Advisory Agreement between Centurion and CSAM is qualified in its entirety by reference to the form thereof which is attached hereto as Appendix C.

   Service Provided. The New Investment Sub-Advisory Agreement provides for services identical to the Current Investment Sub-Advisory Agreement.

   If approved by the shareholders of the Fund, the New Investment Sub-Advisory Agreement shall continue in effect for an initial two-year period, and from year to year thereafter, subject to termination as hereinafter provided, if such continuance is specifically approved at least annually (i) by a vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of the Directors, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by a vote of the majority of the Directors who are not parties to the New Investment Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The New Investment Sub-Advisory Agreement, like the Current Investment Sub-Advisory Agreement, will terminate automatically upon its assignment.

   Fees. As compensation for services provided and the expenses borne by CSAM under the New Investment Sub-Advisory Agreement, Centurion will pay CSAM the same rate of fees as is paid to CSAM under the Current Investment Sub-Advisory Agreement.

Evaluation by the Board

   On October 22, 2001, the Board met to consider the New Investment Sub-Advisory Agreement and the services and performance rendered by CSAM under the Current Investment Sub-Advisory Agreement. The Board was advised by Centurion and CSAM that no change in management or control of CSAM is currently anticipated and the Board reviewed, as it does frequently, CSAM's investment performance and adherence to the Fund's objective and policies.

   On the basis of its review on October 22, 2001, including information provided at prior Board meetings, the Directors of the Fund, including the Disinterested Directors, unanimously approved the New Investment Sub-Advisory Agreement. The Board unanimously recommends that the shareholders of the Fund approve the New Investment Sub-Advisory Agreement.

Required Vote

   In order to be approved by shareholders of the Fund, the New Investment Sub-Advisory Agreement must be approved by the holders of a majority of the outstanding voting securities of the Fund, which is defined in the 1940 Act as the lesser of (i) 67% or more of such shares present at the Meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

   In the event shareholder approval of a New Investment Sub-Advisory Agreement for the Fund is not obtained, the Directors will take such action as they deem to be in the best interests of the Fund and its shareholders.

THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE DISINTERESTED DIRECTORS,
                   RECOMMENDS THAT YOU VOTE FOR PROPOSAL 2.

  PROPOSAL 3: ELECTION OF FOUR DIRECTORS TO THE BOARD OF DIRECTORS

   Shareholders will vote at the Meeting to elect four Directors of the Company. Each Director so elected will hold office until the next meeting of shareholders and until his successor is elected and qualifies, or until his term as Director is terminated as provided in the Company's Articles of Incorporation. The Company's Bylaws provide that it will not be required to hold meetings of shareholders if the election of Directors is not required under the 1940 Act. It is the present intention of the Board not to hold annual meetings of shareholders unless such shareholder action is required. Accordingly, Directors elected at the Meeting will hold office until the Fund is required by law to hold an election of Directors and successor Directors are elected and qualify.

   As nominees for election to the Board of Directors of the Company, the persons named below have consented to be named in this Proxy Statement and to serve as Directors if elected. None of the members of the Board has any reason to believe that any nominee will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such other persons as the Board may recommend.

   The nominees for election to positions as Directors and officers of the Company are listed below, together with their respective positions, and a brief statement of their principal occupations during the past five years and, in the case of Directors, their positions with certain organizations and publicly held companies. As of October 26, 2001, the executive officers and Directors of the Company, as a group, beneficially owned less than 1% of the Fund.

   The persons who have been nominated for election to serve as Directors are:
Michael J. Cosgrove, John R. Costantino, William J. Lucas and Robert P. Quinn. Each nominee is a director or trustee of four registered investment companies affiliated with GEFA except Mr. Cosgrove who is a director or trustee of twelve such funds. The election of Messrs. Cosgrove, Costantino, Lucas and Quinn to the Fund's Board will take effect only upon the closing of the Acquisition.

   These individuals were identified and recommended by GEFA and Centurion and, after consideration in executive session, were selected and nominated by those members of the current Board of Directors of the Company who are not "interested persons" of the Fund, as defined in the 1940 Act. Effective upon the closing of the Acquisition, each of Charles P. Dickinson, Gerard P. Dipoto, Jr., Timothy E. Kloenne, Joseph F. Smith and Thomas M. Smith will resign as current Directors of the Fund.

                                                                 Shares Beneficially
Name, Age, Position with the Principal Occupations               Owned as of
Fund, and Address            and Other Affiliations              October 26, 2001*
---------------------------- ----------------------------------- -------------------
 Michael J. Cosgrove**, 51   President, GE Asset Management               0
 Chairman of the Board -     Services of GEFA, an indirect
 Nominee and Chief           wholly-owned subsidiary of
 Executive Officer           General Electric Company ("GE"),
 3003 Summer Street,         since February 1997; Vice
 Stamford, Connecticut       President, GE Capital Corporation,
 06905                       an indirect wholly-owned
                             subsidiary of GE, since December
                             1999, Executive Vice President -
                             Mutual Funds of GE Asset
                             Management Incorporated
                             ("GEAM"), a wholly-owned
                             subsidiary of GE that is registered
                             as an investment adviser under the
                             Investment Advisers Act of 1940,
                             as amended, since March 1993;
                             Director of GEAM since 1988;
                             from 1988 until 1993, Mr.
                             Cosgrove served as Executive
                             Vice President - Finance and
                             Administration of GEAM;
                             Chairman of the Board, Chief
                             Executive Officer and President of
                             GE Investment Distributors, Inc., a
                             registered broker-dealer, since
                             1993; Chairman of the Board and
                             Chief Executive Officer of GE
                             Retirement Services, Inc. since
                             1998. Director or trustee of twelve
                             registered investment companies
                             managed by GEAM.

 John R. Constantino, 54     Managing Director, Walden                    0
 Director-Nominee            Partners, Ltd., consultants and
 150 East 58th Street        investors, since August 1992.
 New York, NY 10055          Director or trustee of four
                             registered investment companies
                             managed by GEAM.

                                                                Shares Beneficially
Name, Age, Position with the Principal Occupations              Owned as of
Fund, and Address            and Other Affiliations             October 26, 2001*
---------------------------- ---------------------------------- -

 William J. Lucas, 53        Vice President and Treasurer of             0
 Director-Nominee            Fairfield University since 1983.
 Fairfield University        Director or trustee of four
 North Benson Road           registered investment companies
 Fairfield, CT 06430         managed by GEAM.

 Robert P. Quinn, 64         Retired since 1983 from Salomon             0
 Director-Nominee            Brothers Inc.; Director, GP
 45 Shinnecock Road          Financial Corp., a holding
 Quoque, NY 11959            company, since 1994; Director,
                             The Greenpoint Savings Bank, a
                             financial institution, since 1987.
                             Director or trustee of four
                             registered investment companies
                             managed by GEAM.

 Gerard P. Dipoto, Jr., 54   President of Centurion since 1997;          0
 President                   Executive Vice President of Sales,
 2425 E. Camelback Rd,       Marketing and Relationship
 Suite 530                   Management at Investors
 Phoenix, AZ 85016-4200      Fiduciary Trust Company from
                             1987 to 1997.

 Ron A. Link, 36             Information Systems Manager at              0
 Treasurer                   Centurion since March 1998;
 2425 E. Camelback Rd,       Senior Staff CPA at Ferraro &
 Suite 530                   McMurthy, P.C. from 1995 to
 Phoenix, AZ 85016-4200      1998; Staff CPA at Zolondek,
                             Blumenthal, Green, Freed &
                             Strossels, P.C. from 1993 to 1995.

 Irving P. David, 41         A Director of SSB and Vice                  0
 Controller                  President of SBFM (f/k/a SSB Citi
 125 Broad Street            Fund Management LLC) since
 New York, NY 10048          1994; Controller of several
                             investment companies associated
                             with SBFM.

                                                                 Shares Beneficially
Name, Age, Position with the Principal Occupations               Owned as of
Fund, and Address            and Other Affiliations              October 26, 2001*
---------------------------- ----------------------------------- -

   Paul A. Monroe, 40        Operations Manager at Centurion              0
   Vice President            since 1997; Project Manager at
   2425 E. Camelback Rd,     Bank One, NA from 1996 to 1997;
   Suite 530                 Assistant Vice President and
   Phoenix, AZ 85016-4200    Manager at First Interstate Bank of
                             Arizona, NA/Well Fargo from
                             February 1996 to September 1996;
                             Assistant Vice President and
                             Manager at Bank One, NA from
                             1977 to 1996.

   Caryn Westman, 49         Corporate Secretary and                      0
   Secretary                 Compliance Director of Centurion
   2425 E. Camelback Rd,     since 1992.
   Suite 530
   Phoenix, AZ 85016-4200

______________
 * This information has been furnished by each nominee for election as Director and officer.
** "Interested" Director within the meaning of the 1940 Act.

   There were four regular meetings of the Board during the fiscal year ended September 30, 2001. Aggregate fees and expenses paid to the Board for the fiscal year ended September 30, 2001 were $40,000.

   The Board has an Audit Committee. The Audit Committee, pursuant to its charter, makes recommendations to the full Board with respect to the engagement of independent auditors and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit Committee of the Company are all the "non-interested" Directors. The Audit Committee met one time during the fiscal year ended September 30, 2001.

   No persons (other than the Directors who are not "interested" within the meaning of the 1940 Act, as set forth below) currently receive compensation from the Company for acting as a Director or officer. Directors and executive officers of the Company do not receive pension or retirement benefits from the Fund. The Company pays each Disinterested Director an annual fee of $5,000 and $1,250 for each meeting of the Board attended by him for his services as director, and reimburses such director for travel and other out-of-pocket expenses incurred in connection with board meetings.

Required Vote

   In the election of Directors of the Company, the candidates receiving a plurality of the votes cast at the Meeting in person or by proxy, if a quorum is present, will be elected.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE FOR EACH NOMINEE
                             LISTED IN PROPOSAL 3.

                        INDEPENDENT PUBLIC ACCOUNTANTS

   At a meeting held on October 22, 2001, the Board, including those directors who are not "interested persons" of the Fund, approved the selection of KPMG LLP ("KPMG") for the fiscal year ending September 30, 2002. KPMG has been the Fund's independent public accountants since the Fund commenced operations in 1998, and has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of KPMG will be available at the Meeting and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

   Audit Fees. Fees for the annual audit of the Fund's financial statements by KPMG for the fiscal year ended September 30, 2001 were $14,000.

   Financial Information Systems Design and Implementation Fees. Neither the Fund nor Centurion or other entities under common control engaged KPMG to provide advice to the Fund regarding financial information system design and implementation during the fiscal year ended September 30, 2001.

   All Other Fees. The aggregate fees billed for all other non-audit services, including fees for tax related services, rendered by KPMG to the Fund, Centurion and entities controlled by or affiliated with Centurion that provide services to the Fund for the fiscal year ended September 30, 2001 were $2,908. The audit committee of the Fund has determined that provision of these non-audit services is compatible with maintaining the independence of KPMG.

                             SHAREHOLDER PROPOSALS

   The Fund does not hold regular shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Company at the address set forth on the cover of this Proxy Statement. Proposals must be received within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

   Shareholders holding at least 10% of the Company's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Board member of the Company. Meetings of shareholders for any other purpose also shall be called by the Board members when requested in writing by shareholders holding at least 10% of the votes entitled to be cast at the meeting upon payment by such shareholders to the Company of the reasonably estimated cost of preparing and mailing a notice of the meeting.

                                 OTHER MATTERS

   The Fund does not intend to present any other business at the Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their judgment.

   IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                            By order of the Board of Directors,

                            CARYN WESTMAN
                            Secretary

                                                                      APPENDIX A

                    FORM OF INVESTMENT MANAGEMENT AGREEMENT

                             CENTURION FUNDS, INC.
                                 on behalf of
                          Centurion U.S. Contra Fund

                        INVESTMENT MANAGEMENT AGREEMENT

                                                                December  , 2001

Centurion Trust Company
2525 East Camelback Road--Suite 530
Phoenix, Arizona 85016-4200

Dear Sirs:

   Centurion Funds, Inc. (the "Fund"), a corporation formed under the laws of the State of Maryland, confirms its agreement with Centurion Trust Company (the "Manager") with respect to the Manager's serving as investment manager of the Centurion U.S. Contra Fund (the "Portfolio") as set forth below.

Section 1.  Investment Description; Appointment

   The Fund desires to employ the Portfolio's capital by investing and reinvesting in investments of the kind and in accordance with the investment objectives, policies and limitations specified in the Fund's Charter dated August 20, 1998, as amended from time to time (the "Charter"), in the prospectus (the "Prospectus") and in the statement of additional information (the "Statement of Additional Information") filed with the Securities and Exchange Commission (the "SEC") as part of the Fund's Registration Statement on Form N-1A, as amended from time to time and in the manner and to the extent as may from time to time be approved in the manner set forth in the Charter. Copies of the Fund's Prospectus, the Statement of Additional Information and the Charter have been or will be submitted to the Manager. The Fund desires to employ and hereby appoints the Manager to act as the Portfolio's investment manager. The Manager accepts the appointment and agrees to furnish the services described in Section 2 of this Agreement for the compensation set forth in
Section 6 of this Agreement.

Section 2.  Services as Manager; Appointment of Sub-advisers

   Subject to the supervision and direction of the Board of Directors of the Fund, the Manager will:

   (a) act in strict conformity with the Fund's Articles of Incorporation, the Investment Company Act of 1940, as amended (the "Act"), and the Investment Advisers Act of 1940, as amended (the "Advisers Act");

   (b) manage the Portfolio's assets in accordance with the Portfolio's investment objective and policies as stated in the Prospectus and Statement of Additional Information;

   (c) make investment decisions for the Portfolio;

   (d) place purchase and sale orders for securities on behalf of the Portfolio;

   (e) exercise voting rights in respect of portfolio securities and other investments for the Portfolio; and

   (f) monitor and evaluate the services provided by the Portfolio's investment sub-adviser(s) (the "Sub-adviser(s)"), if any, under the terms of the applicable investment sub-advisory agreement(s).

   In providing these services, the Manager will provide investment research and supervision of the Portfolio's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Portfolio's assets. In addition, the Manager will furnish the Portfolio with whatever statistical information the Portfolio may reasonably request with respect to the securities that the Portfolio may hold or contemplate purchasing.

   Subject to the approval of the Directors of the Fund and, where required by law, the Portfolio's shareholders, the Manager may engage an investment sub-adviser or sub-advisers to provide advisory services in respect of the Portfolio and may delegate to such investment sub-adviser(s) the responsibilities described in subparagraphs (b), (c), (d) and (e) above. In the event that a Sub-adviser's engagement has been terminated, the Manager shall be responsible for furnishing the Portfolio with the services required to be performed by such investment sub-adviser under the applicable investment sub-advisory agreement or arranging for a successor investment sub-adviser(s) to provide such services on terms and conditions acceptable to the Portfolio and the Fund's Board of Directors and subject to the requirements of the Act.

Section 3. Brokerage

   In executing transactions for the Portfolio and selecting brokers or dealers, the Sub-adviser(s) will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Sub-adviser will consider all factors it deems relevant including, but not limited to, the breadth of the market in the security or commodity interest, the price of the security or commodity interest, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Sub-adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Sub-adviser or an affiliate exercises investment discretion.

Section 4. Information Provided to the Fund

   The Manager will keep the Fund informed of developments materially affecting the Portfolio and the Manager will, on its own initiative, furnish the Fund from time to time with whatever information the Manager believes is appropriate for this purpose.

Section 5. Standard of Care

   The Manager shall exercise its best judgment in rendering the services provided by it under this Agreement. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Manager against any liability to the Portfolio or to holders of the Portfolio's shares of beneficial interest to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Manager's reckless disregard of its obligations and duties under this Agreement.

Section 6. Compensation

   (a) In consideration of services rendered pursuant to this Agreement, the Portfolio will accrue daily and pay monthly a fee to the Manager at the annual rate of 1.20% of the average daily net assets of the Portfolio.

   (b) The fee for the period from the commencement of investment operations to the end of the month during which investment operations commence will be prorated according to the proportion that such period bears to the full monthly period, and will be payable that month. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement.

   (c) For the purpose of determining fees payable to the Manager under this Agreement, the value of the Portfolio's net assets will be computed in the manner described in the Fund's current Prospectus and/or Statement of Additional Information.

Section 7. Costs and Expenses

   The Manager will bear all expenses in connection with the performance of its services under this Agreement, including the payment of salaries of all officers and employees who are employed by it as well as the payment of the fees of the Sub-adviser(s). The Portfolio will bear its proportionate share of certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of the Manager or any of its affiliates; fees of any pricing service employed to value shares of the Portfolio; SEC fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; the Portfolio's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Portfolio's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the Portfolio's shareholders and of the officers or Directors of the Fund; and any extraordinary expenses.

   The Portfolio will be responsible for nonrecurring expenses which may arise, including costs of litigation to which the Portfolio is a party and of indemnifying officers and Directors of the Fund with respect to such litigation and other expenses as determined by the Directors.

Section 8. Services to Other Companies or Accounts

   The Fund understands that the Manager and the Sub-adviser(s) may act as investment advisers to fiduciary and other managed accounts, including other investment companies, and the Fund has no objection to the Manager and Sub-adviser(s) so acting, provided that whenever the Portfolio and one or more other accounts advised by the Manager or Sub-adviser(s) have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each account or company. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio. In addition, the Fund understands and acknowledges that the persons employed by the Manager to assist in the performance of the Manager's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Manager or any affiliate of the Manager to engage in and devote time and attention to other businesses or to render services of any kind or nature.

Section 9. Term of Agreement

   (a) This Agreement will become effective as of December , 2001 ("Effective Date"), and shall continue for an initial term of two years from the Effective Date. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Fund's Board of Directors or (ii) a vote of a "majority" of the Portfolio's outstanding voting securities (as defined in the Act), provided that in either event the continuance is also approved by a majority of Directors who are not "interested persons" (as defined in the Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

   (b) This Agreement is terminable, without penalty, on 60 days' written notice, by the Fund's Directors or by vote of holders of a majority of the Portfolio's outstanding voting securities, or upon 90 days' written notice, by the Manager.

   (c) This Agreement will terminate automatically in the event of its assignment (as defined in the Act or in rules adopted under the Act).

Section 10. Miscellaneous

   (a) The Fund recognizes that directors, officers and employees of the Manager may from time to time serve as directors, trustees, officers and employees of corporations and business trusts (including other investment companies) and that such other corporations and trusts may include the name "Centurion" as part of their names, and that the Manager or its affiliates may enter into advisory or other agreements with such other corporations and trusts. If the Manager ceases to act as the investment manager of the Fund's shares, the Fund agrees that, at the Manager's request, the Fund's license to use the word "Centurion" will terminate and that the Fund will take all necessary action to change the name of the Fund to a name that does not include the word "Centurion."

   (b) This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the Act, the Advisers Act or rules or orders of the SEC.

   (c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

   (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

   (e) Nothing herein shall be construed as constituting the Manager as an agent of the Fund.

   (f) This Agreement may be executed in counterparts, with the same effect as if the signatures were upon the same instrument.

   If the foregoing is in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning the enclosed copy of this Agreement.

                            Very truly yours

                            CENTURION FUNDS, INC.
                            on behalf of the

                            CENTURION U.S. CONTRA FUND

                            By: _______________________________________________
                               Name: Gerard P. Dipoto, Jr.
                               Title: President

Accepted:

CENTURION TRUST COMPANY

By: ___________________________________________________________________________
   Name:
   Title:

                                                                      APPENDIX B

LIST OF DIRECTORS AND OFFICERS OF CENTURION TRUST COMPANY

                          Position Held with      Position Held with
Name and Address        Centurion Trust Company  Centurion Funds, Inc.
----------------        ----------------------- -----------------------
Frank C. Meyer          Chairman of the Board            None
225 West Washington,
Suite 2150
Chicago, IL 60606

Robert W. Doede                Director                  None
875 Prospect Street,
Suite 311
La Jolla, CA 92037-4286

Mary C. Leonard                Director                  None
409 Silverado Point
Waukee, IA 50263

Gerard P. Dipoto, Jr.   Director and President  Current Chairman of the
2425 E. Camelback Rd,                             Board and President
Suite 530
Phoenix, AZ 85016-4200

Caryn L. Westman              Secretary                Secretary
2425 E. Camelback Rd,
Suite 530
Phoenix, AZ 85016-4200

                                                                      APPENDIX C

                   FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

                             CENTURION FUNDS, INC
                               On behalf of the
                          Centurion U.S. Contra Fund

                       INVESTMENT SUB-ADVISORY AGREEMENT

December  , 2001

Credit Suisse Asset Management, LLC.
466 Lexington Avenue
New York, New York 10017

Dear Sirs:

   Under an investment management agreement (the "Management Agreement") between Centurion Funds, Inc., a Maryland corporation (the "Fund"), and Centurion Trust Company (the "Manager"), the Manager serves as investment manager to the Centurion U.S. Contra Fund (the "Portfolio"), a series of the Fund. The Manager hereby confirms its agreement with Credit Suisse Asset Management, LLC. (the "Sub-adviser") with respect to the Sub-adviser's serving as an investment sub-adviser to the Portfolio, as follows:

Section 1. Investment Description; Appointment

   (a) The Fund desires to employ the Portfolio's capital by investing and reinvesting in investments of the kind and in accordance with the investment objectives, policies and limitations specified in the Fund's Articles of Incorporation dated August 20, 1998, as amended from time to time (the "Articles"), in the prospectus (the "Prospectus") and in the statement of additional information (the "Statement of Additional Information") filed with the Securities and Exchange Commission (the "SEC") as part of the Fund's Registration Statement on Form N-1A, as amended from time to time (the "Registration Statement"), and in such manner and to such extent as may from time to time be approved by the Fund's Board of Directors. Copies of the Prospectus, the Statement of Additional Information and the Articles have been or will be submitted to the Sub-adviser.

   (b) The Manager, with the approval of the Fund, hereby appoints the Sub-adviser to act as an investment sub-adviser to the Portfolio for the periods and on the terms set forth in this Agreement. The Sub-adviser accepts such appointment and agrees to furnish the services set forth below for the compensation herein provided.

Section 2. Services as Sub-adviser

   (a) Subject to the supervision and written direction of the Manager, the Sub-adviser will manage the Portfolio's assets ("Assets") in accordance with:
(1) the Articles, (2) the Investment Company Act of 1940, as amended (the "Act"), the Investment Advisers Act of 1940, as amended (the "Advisers Act"), all applicable rules and regulations thereunder and all other applicable laws and regulations, (3) the Portfolio's investment objective and policies as stated in the Prospectus and Statement of Additional Information, and (4) investment parameters provided in writing by the Manager from time to time and procedures adopted by the Fund's Directors. In connection therewith, the Sub-adviser will:

      (i) provide a continuous investment program for the Assets, including investment research and determining whether to purchase, retain or sell securities and other investments on behalf of the Portfolio. The Sub-adviser is hereby authorized to execute, or place orders for the execution of, all transactions on behalf of the Portfolio;

      (ii) assist the Fund's custodians and accounting agent in determining or confirming, consistent with the procedures and policies stated in the Prospectus and Statement of Additional Information, the value of any portfolio securities or other portfolio assets represented in the Portfolio for which the custodians and accounting agent seek assistance from or identify for review by the Sub-adviser;

      (iii) monitor the execution of transactions and the settlement and clearance of the Portfolio's securities transactions;

      (iv) exercise voting rights in respect of the Portfolio's portfolio securities; and

      (v) provide reports to the Fund's Directors for consideration at quarterly meetings of the Board on the investment program for the Portfolio and the issuers and securities represented in the Portfolio, and furnish the Manager and the Fund's Directors with such periodic and special reports as the Fund or the Manager may reasonably request.

   (b) In connection with the performance of the services of the Sub-adviser provided for herein, the Sub-adviser may contract at its own expense with third parties for the acquisition of research, clerical services and other administrative services that would not require such parties to be required to register as an investment adviser under the Advisers Act; provided that the Sub-adviser shall remain responsible and liable for the performance of its duties hereunder.

Section 3. Execution of Transactions

   (a) The Sub-adviser agrees that it will execute transactions for the Portfolio only through brokers or dealers appearing on a list of brokers and dealers approved by the Manager. The Sub-adviser may place orders with respect to the Portfolio with Mutual Management Corp. or its affiliates in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, Section 17(e) of the Act and Rule 17e-1 thereunder and other applicable laws and regulations.

   (b) In executing transactions for the Portfolio, selecting brokers or dealers and negotiating any brokerage commission rates, the Sub-adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Sub-adviser will consider all factors it deems relevant including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate.

   (c) In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to the extent that the execution and price offered by more than one broker or dealer are comparable the Sub-adviser may consider any brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Sub-adviser or to the Manager for use on behalf of the Portfolio and/or other accounts over which the Sub-adviser or Manager, or an affiliate of either, exercise investment discretion.

   (d) The Sub-adviser will not effect orders for the purchase or sale of securities on behalf of the Portfolio through brokers or dealers as agents.

   (e) In connection with the purchase and sale of securities for the Portfolio, the Sub-adviser will provide such information as may be reasonably necessary to enable the Fund's custodians and administrator to perform their administrative and recordkeeping responsibilities with respect to the Portfolio.

Section 4. Information Provided to the Manager and the Fund; Certain
           Representations of the Sub-adviser

   (a) The Sub-adviser agrees that it will make available to the Manager and the Fund promptly upon their request copies of all of its investment records and ledgers with respect to the Portfolio, including without limitation records relating to trading by employees of the Sub-adviser for their own accounts and on behalf of other clients, to assist the Manager and the Fund in monitoring compliance with the Act and the Advisers Act, as well as other applicable laws and guidelines. The Sub-adviser agrees to cooperate with the Fund and the Manager and their respective representatives in connection with any such monitoring efforts. The Sub-adviser will furnish the Fund's Directors with respect to the Portfolio such periodic and special reports as the Manager and the Directors may reasonably request.

   (b) The Sub-adviser agrees that it will immediately notify the Manager and the Fund: (i) in the event that the Sub-adviser or any of its affiliates becomes subject to a statutory disqualification that prevents the Sub-adviser from serving as an investment sub-adviser pursuant to this Agreement, or becomes or expects to become the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority; (ii) of a change in the Sub-adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement; (iii) of any reorganization or change in the Sub-adviser, including any change in its ownership or key employees; or
(iv) upon having a reasonable basis for believing that, as a result of the Sub-adviser's managing the Assets, the Portfolio's investment portfolio has ceased to adhere to the Portfolio's investment objectives, policies and restrictions as stated in the Prospectus or Statement of Additional Information or is otherwise in violation of applicable law.

   (c) The Sub-adviser has provided the information about itself set forth in the Registration Statement and has reviewed the description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct and contain no material misstatement or omission; and it further agrees to notify the Manager and the Fund immediately of any material fact known to the Sub-adviser respecting or relating to the Sub-adviser that is not contained in the Prospectus or Statement of Additional Information, or any amendment or supplement thereto, or any statement contained therein that becomes untrue in any material respect.

   (d) The Sub-adviser represents and warrants that it is an investment adviser registered under the Advisers Act and other applicable laws and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement. The Sub-adviser has supplied the Manager and the Fund copies of its Form ADV with all exhibits and attachments thereto and will hereinafter supply the Manager and the Fund, promptly upon preparation thereof, copies of all amendments or restatements of such document. The Sub-adviser further represents that the statements contained in its Form ADV, as of the date hereof, are true and correct and do not omit to state any material fact required to be stated therein or necessary in order to make the statement therein not misleading. The Sub-adviser agrees to maintain the completeness and accuracy of its registration on Form ADV in accordance with all legal requirements relating to that Form and to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement. The Sub-adviser acknowledges that it is an "investment adviser" to the Portfolio within the meaning of the Act and the Advisers Act.

   (e) The Sub-adviser represents that it has adopted a written Code of Ethics in compliance with Rule 17j-1 under the Act and will provide the Fund with any amendments to such Code.

Section 5. Books and Records

   (a) In compliance with the requirements of Rule 31a-3 under the Act, the Sub-adviser hereby agrees that all records that it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any such records upon the Fund's request. The Sub-adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the Act the records required to be maintained by Rule 31a-1 under the Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified therein.

   (b) The Sub-adviser hereby agrees to furnish to regulatory authorities having the requisite authority any information or reports in connection with services that the Sub-adviser renders pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Portfolio are being conducted in a manner consistent with applicable laws and regulations.

Section 6. Proprietary and Confidential Information

   (a) The Sub-adviser agrees on behalf of itself and its employees to treat confidentially and as proprietary information of the Fund all records and other information relative to the Portfolio, the Manager and prior, present or potential shareholders of the Fund and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder except after prior notification to and approval in writing of the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub-adviser may be exposed to civil or criminal contempt proceedings for failure to comply or when requested to divulge such information by duly constituted authorities.

   (b) The Sub-adviser represents and warrants that neither it nor any affiliate will use the name of the Fund, the Portfolio, the Manager or any of their affiliates in any prospectus, sales literature or other material in any manner without the prior written approval of the Fund or the Manager, as applicable.

Section 7. Compensation

   (a) In consideration of services rendered pursuant to this Agreement, the Manager will pay the Sub-adviser a fee that is computed daily and paid monthly at the annual rate of 0.85% of the average daily net assets of the Portfolio (the "Portfolio Advisory Fee").

   (b) The Portfolio Advisory Fee for the period from the date of this Agreement becomes effective to the end of the month during which this Agreement becomes effective shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

   (c) For the purpose of determining fees payable to the Sub-adviser, the value of the Portfolio's net assets shall be computed at the time and in the manner specified in the Prospectus and/or the Statement of Additional Information.

   (d) The Sub-adviser shall have no right to obtain compensation directly from the Portfolio or the Fund for services provided hereunder and agrees to look solely to the Manager for payment of fees due.

Section 8. Costs and Expenses

   During the term of this Agreement, the Sub-adviser will pay all expenses incurred by it and its staff in connection with the performance of its services under this Agreement, including the payment of salaries of all officers and employees who are employed by it and the Fund.

Section 9. Standard of Care

   The Sub-adviser shall exercise its best judgment in rendering the services provided by it under this Agreement. The Sub-adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Manager or the Fund in connection with the matter to which this Agreement relates, except that the Sub-adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-adviser with respect to the receipt of compensation for services; provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-adviser against any liability to the Manager or the Fund or to holders of the Fund's shares representing interests in the Portfolio to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-adviser's reckless disregard of its obligations and duties under this Agreement.

Section 10. Services to Other Companies or Accounts

   (a) It is understood that the services of the Sub-adviser are not exclusive, and nothing in this Agreement shall prevent the Sub-adviser from providing similar services to other investment companies (whether or not their investment objectives and policies are similar to those of the Portfolio) or from engaging in other activities, provided that those activities do not adversely affect the ability of the Sub-adviser to perform its services under this Agreement.

   (b) On occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as of other investment advisory clients of the Sub-adviser, the Sub-adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in a manner that is fair and equitable in the exercise of its fiduciary obligations to the Portfolio and to such other clients. The Sub-adviser shall provide to the Manager and the Fund all information reasonably requested by the Manager and the Fund relating to the decisions made by the Sub-adviser regarding allocation of securities purchased or sold, as well as the expenses incurred in a transaction, among the Portfolio and the Sub-adviser's other investment advisory clients.

   (c) The Fund and the Manager understand and acknowledge that the persons employed by the Sub-adviser to assist in the performance of its duties under this Agreement will not devote their full time to that service. Nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-adviser or any affiliate of the Sub-adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that those activities do not adversely affect the ability of the Sub-adviser to perform its services under this Agreement.

Section 11. Duration and Termination

   (a) This Agreement shall become effective on December , 2001 or, if a later date, the date it is approved by shareholders of the Portfolio, and shall continue for two years from that date, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Fund's Board of Directors or
(ii) a vote of a majority of the Portfolio's outstanding voting securities (as defined in the Act), provided that the continuance is also approved by a majority of the Directors who are not "interested persons" (as defined in the Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

   (b) Notwithstanding the foregoing, this Agreement may be terminated, without penalty (i) by the Manager at any time, upon sixty (60) days' written notice to the Sub-adviser and the Fund, (ii) at any time by vote of a majority of the Fund's Directors or by vote of the majority of the Portfolio's outstanding voting securities, upon notice to the Manager and the Sub-adviser, or (iii) by the Sub-adviser at any time upon sixty (60) days' written notice to the Manager and the Fund.

   (c) This Agreement will terminate automatically in the event of its assignment (as defined in the Act and in rules adopted under the Act) by any party hereto.

   (d) In the event of termination of this Agreement for any reason, all records relating to the Portfolio kept by the Sub-adviser shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such records by the Sub-adviser.

Section 12. Amendments

   No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in accordance with applicable law.

Section 13. Notices

   All communications hereunder shall be given (a) if to the Sub-adviser, to Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, NY 10017 (Attention: Hal Liebes, Esq.), telephone: 212-326-5454, telecopy: 212-888-6773, and (b) if to the Manager or the Fund, c/o Centurion Trust Company, 2425 East Camelback Road, Suite 530, Phoenix, Arizona 85016-4200 (Attention: Gerard P. Dipoto, Jr.), telephone: (602)957-9789 (x236), telecopy: (602)957-9788.

Section 14. Miscellaneous

   (a) This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the Act, the Sub-advisers Act, or rules or orders of the SEC thereunder.

   (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions thereof or otherwise affect their construction or effect.

   (c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

   (d) Nothing herein shall be construed as constituting the Sub-adviser as an agent of the Fund or the Manager.

   (e) This Agreement may be executed in counterparts, with the same effect as if the signatures were upon the same instrument.

   If the terms and conditions described above are in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning to us the enclosed copy of this Agreement.

                            CENTURION TRUST COMPANY

                            By: _______________________________________________
                               Name: Gerard P. Dipoto, Jr.
                               Title:

Accepted:

CREDIT SUISSE ASSET MANAGEMENT, LLC.

By: ___________________________________________________________________________
   Name:
   Title:

                                                                   FORM OF PROXY
                                                                   -------------

[to be prepared for the Fund]

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

                              CENTURION FUNDS, INC.
                           Centurion U.S. Contra Fund
                              VOTE THIS CARD TODAY
                     BY MAIL, BY FAX AT [ ], BY PHONE AT [ ]
                              OR ON-LINE AT www.[ ]

CONTROL NUMBER:

Please be sure to sign and date this Proxy.    Date_____________________________

Shareholder sign here_______________________   Co-owner sign here ______________

1.  To approve a new investment management agreement as it relates          For         Against       Abstain
    to the Fund permitting Centurion Trust Company to continue as           [ ]           [ ]           [ ]
    investment manager under terms and conditions substantially identical to the current agreement  (Proposal No. 1)

2.  To approve a new investment sub-advisory agreement as it relates        For         Against       Abstain
    to the Fund permitting Credit Suisse Asset Management, LLC to           [ ]           [ ]           [ ]
    continue as an investment sub-adviser of the Fund under terms and conditions substantially identical to the current agreement
    (Proposal No. 2)

3.  To elect Four Directors to the Board of Directors of Centurion        For All       Withhold      For All
    Funds, Inc. (Proposal No. 3).                                        Nominees                      Except
                                                                            [ ]           [ ]           [ ]

(01) Michael J. Cosgrove
(02) John R. Costantino
(03) William J. Lucas
(04) Robert P.  Quinn

Instruction: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted "For" the remaining nominee(s).

In their discretion, the proxies named on the reverse of this card are authorized to vote upon such other business as may properly come before the Meeting or any adjournment or adjournments thereof, and for the election of a person to serve as Director if any of the above nominees is unable to serve.

Mark box at right if an address change or comment has been noted on the reverse side of this card.

RECORD DATE SHARES:

                              CENTURION FUNDS, INC.
                           CENTURION U.S. CONTRA FUND

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                            OF CENTURION FUNDS, INC.

                ANNUAL MEETING OF SHAREHOLDERS - DECEMBER 6, 2001

     The undersigned hereby appoints [ ] and [ ], each with the power of substitution, as proxies for the undersigned to vote all shares of Centurion U.S. Contra Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of the Fund, 2425 E. Camelback Rd., Suite 530, Phoenix, Arizona 85016-4200, on December 6, 2001 at 10:00 a.m., local time, and at any adjournments thereof.

     UNLESS OTHERWISE SPECIFIED IN THE BOXES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH ITEM LISTED ON THE REVERSE SIDE. A PROPERLY EXECUTED PROXY IN WHICH NO SPECIFICATION IS MADE WILL BE VOTED IN FAVOR OF THE PROPOSAL.

     PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

     NOTE: Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

        HAS YOUR ADDRESS CHANGED?            DO YOU HAVE ANY COMMENTS?

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